                                                                  EXECUTION COPY

                         AMENDMENT AGREEMENT AND WAIVER


  THIS AMENDMENT AGREEMENT AND WAIVER (this "Amendment"), dated as of April 13,
                                             ---------
2000, is by and among Access Worldwide Communications, Inc. (the "Borrower"),
                                                                  --------
certain subsidiaries of the Borrower identified on the signature pages hereto (the "Guarantors"), the lenders identified on the signature pages hereto (the
      ----------
"Lenders") and Bank of America, N.A., successor to NationsBank, N.A., as agent
--------
for the Lenders (in such capacity, the "Agent").
                                        -----

                                 W I T N E S S E T H

  WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent have entered into that certain Credit Agreement dated as of March 12, 1999 (the "Credit
                                                                    ------
Agreement");
---------

  WHEREAS, as of the date hereof, the outstanding principal balance of the Revolving Loans is $15,537,232.63, and the outstanding principal balance of the Term Loan is $25,000,000.

  WHEREAS, the Credit Parties have: (a) as of the fiscal quarters ended June 30, 1999, September 30, 1999 and December 31, 1999, respectively, exceeded the maximum Consolidated Leverage Ratio allowed by Section 7.9(a) of the Credit Agreement, (b) as of the fiscal quarters ended June 30, 1999, September 30, 1999 and December 31, 1999, respectively, exceeded the maximum Consolidated Senior Leverage Ratio allowed by Section 7.9(d) of the Credit Agreement and (c) as of the fiscal quarters ended September 30, 1999 and December 31, 1999, respectively, failed to maintain the minimum Consolidated Fixed Charge Coverage Ratio allowed under Section 7.9(b) of the Credit Agreement (collectively, the "Acknowledged Events of Default");
-------------------------------

  WHEREAS, the Borrower, the Guarantors, the Agent and the Lenders entered into that certain Forbearance Agreement (the "Forbearance Agreement") dated as of
                                         ---------------------
September 28, 1999 wherein the Agent and the Lenders agreed to forbear from exercising certain of their rights which arose from those Acknowledged Events of Default that existed at the time of the Forbearance Agreement pursuant to the terms and conditions of the Forbearance Agreement;

  WHEREAS, the obligations of the Agent and the Lenders to forbear the exercise of certain rights and remedies expired on October 22, 1999 pursuant to the terms of the Forbearance Agreement; and

  WHEREAS, the Credit Parties have asked the Lenders to waive the Acknowledged Events of Default and to amend certain provisions of the Credit Agreement, and the Lenders have agreed to do so, but only on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

                                     PART I
                                  DEFINITIONS

  SUBPART 1.1.    Definitions.  Unless otherwise defined herein, or the
                  -----------
context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement.


                                    PART II
                           AMENDMENTS AND AGREEMENTS

  SUBPART 2.1.  Amendments to Section 1.1.
                -------------------------

          (a) Amended and Restated Definitions.  The following definitions are
              --------------------------------
     amended and restated in their entireties:

                "Aggregate Revolving Committed Amount" means the aggregate
                ------------------------------------
          amount of Revolving Commitments in effect from time to time, not to exceed SEVENTEEN MILLION DOLLARS ($17,000,000.00).

               "Applicable Percentage" means for any day, the following per
                ---------------------
          annum rates: (i) 3.0% for all Loans, effective as of October 31, 1999
          (ii) 2.50% for the Letter of Credit Fee, effective as of October 31, 1999 and (iii) .60% for the Commitment Fee, effective as of January 1, 2000.

               "Interest Payment Date" means as to any Loan, the last day of
                ---------------------
          each month, the date of repayment of principal of such Loan, and the Termination Date. If an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day.

               "Termination Date" means July 1, 2001.
               ----------------

          (b) New Definitions.  The following new definitions are hereby
              ---------------
         added to Section 1.1 of the Credit Agreement in the alphabetically appropriate places:

               "Amendment Effective Date" means April 14, 2000.
               ------------------------

               "Borrowing Base" means, as of any day, an amount equal to one
                --------------
          hundred fifty percent (150%) of Eligible Accounts Receivable as set forth in the most recent Borrowing Base Certificate delivered to the Agent and the Lenders in accordance with the terms of Section 7.1(c).

               "Borrowing Base Certificate" shall have the meaning assigned
                --------------------------
          to such term in Section 7.1(c).

               "Eligible Accounts Receivable" means, at any time, all accounts
                ----------------------------
          receivable of the Borrower except:  (i) any account receivable which
                       ------
          is (a) not subject to a
          perfected, first priority Lien in favor of the Agent to secure the Obligations or (b) subject to any other Lien that is not a Permitted Lien; (ii) accounts receivable which are more than 90 days past due or 120 days past invoice date (net of reserves for bad debts in connection with any such accounts receivable); (iii) accounts receivable due from an account debtor whose indebtedness to the Borrower on accounts receivable which are more than 90 days past due or 120 days past the invoice date exceeds fifty percent (50%) of such account debtor's total indebtedness to the Borrower; (iv) accounts receivable evidenced by notes, chattel paper or other instruments, unless such notes, chattel paper or instruments have been delivered to and are in the possession of the Agent; (v) accounts receivable owing by an account debtor which is not solvent or is subject to any bankruptcy or insolvency proceeding of any kind; (vi) accounts receivable owing by an account debtor located outside of the United States (unless (A) such account Debtor is a Permitted Foreign Account Debtor or (B) payment for the services performed is secured by an irrevocable letter of credit in a form and from an institution acceptable to the Agent); (vii) accounts receivable which are contingent or subject to colorable offset, deduction, counterclaim, dispute or other defense to payment, in each case to the extent of such offset, deduction, counterclaim, dispute or other defense; (viii) accounts receivable for which any direct or indirect Subsidiary or any Affiliate is the account debtor; (ix) accounts receivable representing a sale to the government of the United States or any subdivision thereof unless the Federal Assignment of Claims Act and other similar applicable laws have been complied with to the satisfaction of the Agent with respect to the granting of a security interest in such accounts receivable; and (x) accounts receivable which fail to meet such other reasonable specifications and requirements as may from time to time be established by the Agent in its reasonable discretion.

               "Permitted Foreign Account Debtor" means any of the Persons
                --------------------------------
          listed on Schedule 7.1(c).

  SUBPART 2.2.  Amendment to Section 2.1(a). Section 2.1(a) of the Credit
                ---------------------------
Agreement is amended and restated in its entirety to read as follows:

          (a) Revolving Commitment.  During the Commitment Period, subject to
              --------------------
     the terms and conditions hereof, each Revolving Lender severally agrees to make revolving credit loans (the "Revolving Loans") to the Borrower from
                                       ---------------
     time to time in the amount of such Revolving Lender's Revolving Commitment Percentage of such Revolving Loans for the purposes hereinafter set forth; provided that (i) with regard to the Revolving Lenders collectively, the
     --------
     aggregate principal amount of Revolving Obligations outstanding at any time shall not exceed the lesser of (A) the Aggregate Revolving Committed Amount or (B) the Borrowing Base, and (ii) with regard to each Revolving Lender individually, such Revolving Lender's Revolving Commitment Percentage of Obligations outstanding at any time shall not exceed the lesser of (A) such Revolving Lender's Revolving Committed Amount or (B) such Revolving Lender's Revolving Commitment Percentage of the Borrowing Base. Revolving Loans shall consist of Base

     Rate Loans only, and may be repaid and reborrowed in accordance with the provisions hereof.

  SUBPART 2.3.  Amendment to Section 2.2(a). Section 2.2(a) of the Credit
                ---------------------------
Agreement is amended and restated in its entirety to read as follows:

          (a) Issuance.  During the Commitment Period, subject to the terms and
              --------
     conditions hereof and of the LOC Documents, if any, and such other terms and conditions which the Issuing Lender may reasonably require, the Issuing Lender shall issue, and the Revolving Lenders shall participate in, such Letters of Credit as the Borrower may request for its own account or for the account of another Credit Party as provided herein, in a form acceptable to the Issuing Lender, for the purposes hereinafter set forth; provided that (i) the aggregate amount of LOC Obligations shall not exceed
     --------
     FIVE MILLION DOLLARS ($5,000,000) at any time (the "LOC Committed Amount"),
                                                         --------------------
     (ii) with regard to the Revolving Lenders collectively, the aggregate principal amount of Revolving Obligations outstanding at any time shall not exceed the lesser of (A) the Aggregate Revolving Committed Amount or (B) the Borrowing Base, and (iii) with regard to each Revolving Lender individually, such Revolving Lender's Revolving Commitment Percentage of Revolving Obligations outstanding at any time shall not exceed the lesser of (A) such Revolving Lender's Revolving Committed Amount or (B) such Revolving Lender's Revolving Commitment Percentage of the Borrowing Base. Letters of Credit issued hereunder shall not have an original expiry date more than one year from the date of issuance or extension, nor an expiry date, whether as originally issued or by extension, extending beyond the Termination Date. Each Letter of Credit shall comply with the related LOC Documents. The issuance date of each Letter of Credit shall be a Business Day.

  SUBPART 2.4.  Amendment to Section 2.3(a). Section 2.3(a) of the Credit
                ---------------------------
Agreement is amended and restated in its entirety to read as follows:

          (a) Swingline Commitment.  During the Commitment Period, subject to
              --------------------
     the terms and conditions hereof, the Swingline Lender, in its individual capacity, agrees to make certain revolving credit loans requested by the Borrower in Dollars to the Borrower (each a "Swingline Loan" and,
                                                  --------------
     collectively, the "Swingline Loans") for the purposes hereinafter set
                        ---------------
     forth; provided, however, (i) the aggregate principal amount of Swingline
            --------  -------
     Loans outstanding at any time shall not exceed FIVE MILLION DOLLARS ($5,000,000) (the "Swingline Committed Amount"), and (ii) with regard to
                        --------------------------
     the Revolving Lenders collectively, the aggregate principal amount of Revolving Obligations outstanding at any time shall not exceed the lesser of (A) the Aggregate Revolving Committed Amount or (B) the Borrowing Base. Swingline Loans hereunder shall be made as Base Rate Loans, and may be repaid or reborrowed in accordance with the provisions hereof.

  SUBPART 2.5.  Amendment to Section 2.4(d).  Section 2.4(d) of the Credit
                ---------------------------
Agreement is amended and restated in its entirety to read as follows:

  (d) Repayment.  The aggregate principal amount of the Term Loan shall be
      ---------
     repaid as follows:

          (i) Monthly Installments.
              ---------------------

          Date                                  Amount
          ------------------------               ----------
          Amendment Effective Date               $  525,000
          April 30, 2000                         $  275,000
          May 31, 2000                           $  275,000
          June 30, 2000                          $  275,000
          July 31, 2000                          $  275,000
          August 31, 2000                        $  275,000
          September 30, 2000                     $  275,000
          October 31, 2000                       $  275,000
          November 30, 2000                      $  275,000
          December 31, 2000                      $  275,000
          January 31, 2001                       $  275,000
          February 28, 2001                      $  275,000
          March 31, 2001                         $  275,000
          April 30, 2001                         $  600,000
          May 31, 2001                           $  600,000
          June 30, 2001                          $  600,000
                                                 ----------

               Total                             $5,625,000

  (ii)  Final Payment.
        -------------

          The remaining outstanding balance of the Term Loan shall be due and payable on July 1, 2001.

     SUBPART 2.6.  Amendment to Section 3.3(b)(i).  Section 3.3(b)(i) of the
                   ------------------------------
Credit Agreement is amended and restated in its entirety to read as follows:

          (i) Revolving Committed Amount.  If at any time, (A) the aggregate
              --------------------------
     principal amount of Revolving Obligations shall exceed the lesser of the Aggregate Revolving Committed Amount or the Borrowing Base, (B) the aggregate amount of LOC Obligations shall exceed the LOC Committed Amount or (C) the aggregate amount of Swingline Loans shall exceed the Swingline Committed Amount, the Borrower shall immediately make payment on the Revolving Loans and/or to a cash collateral account in respect of the LOC Obligations, in an amount sufficient to eliminate the deficiency.

     SUBPART 2.7.  Amendment to Section 3.4 (a).  Section 3.4(a) of the Credit
                   ----------------------------
Agreement is amended and restated in its entirety to read as follows:

          (a) Reductions.  The Aggregate Revolving Committed Amount may be
              ----------
     terminated or permanently reduced in whole or in part upon three (3) Business Days' prior written notice to the Agent, provided that (i) after giving effect to any voluntary reduction the aggregate amount of Revolving Obligations shall not exceed the lesser of the Aggregate Revolving Committed Amount, as reduced, or the Borrowing Base, and (ii) partial reductions shall be in a minimum principal amount of $500,000, and in integral multiples of $100,000 in excess thereof.

     SUBPART 2.8.  Amendment to Section 5.2(b).  Section 5.2(b) of the Credit
                   ---------------------------
Agreement is amended and restated in its entirety to read as follows:

          (b) No Event of Default.  No Event of Default shall have occurred and
              -------------------
     be continuing on such date or after giving effect to the Extension of Credit to be made on such date unless such Event of Default shall have been waived in accordance with this Credit Agreement.

     SUBPART 2.9.  Amendments to Section 7.1(b). Section 7.1(b) of the Credit
                   ----------------------------
Agreement is amended and restated in its entirety to read as follows:

        (b) Borrower-Prepared Financial Statements.  As soon as available, but
      --------------------------------------
  event

               (i) within 15 Business Days after the end of each calendar month (but in no event later than the 20th day of such following calendar month): (A) a company-prepared consolidated balance sheet of the Consolidated Group as of the end of such month, (B) a company-prepared statement of income for the Consolidated Group and each member thereof for such month and for the fiscal year to date, such statement showing a detailed comparison to the income projections delivered by the company to the Agent on or about April 7, 2000, (C) a company-prepared consolidated statement of cash flows of the Consolidated Group for such month and for the fiscal year to date; (D) an accounts receivable aging report; and (E) a summary of accounts payable;

               (ii) within 50 days after the end of each of the first three fiscal quarters, company-prepared statements of retained earnings and shareholders' equity for such quarterly period and for the fiscal year to date;

               (iii) within 90 days after the end of the fourth fiscal quarter, company-prepared consolidating statements of retained earnings and shareholders' equity for such quarterly period and for the fiscal year to date ;

               (iv) within 45 days following the end of each fiscal year, an annual business plan and budget for the members of the Consolidated Group, containing, among other things, pro forma financial statements for such current fisc al year;

               (v) within three Business Days following the end of each calendar week, a company-prepared projection of cash flows for the Consolidated Group for the four week period commencing with the calendar week most recently ended, which projection shall include the specific identification of any accounts receivable in excess of $500,000 projected to be collected in such period and shall be in form reasonably acceptable to the Agent, together with a report of actual cash collections and disbursements for the calendar week most recently ended;

     in each case setting forth in comparative form the consolidated figures for the corresponding period or periods of the preceding fiscal year or the portion of the fiscal year ending with such period, as applicable, in each case subject to normal recurring year-end audit adjustments.

     All such financial statements shall be complete and correct in all material respects (subject, in the case of interim statements, to normal recurring year-end audit adjustments), shall be in form reasonably acceptable to the Agent, and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and further accompanied by a description of, and an estimation of the effect on the financial statements on account of, a change in the application of accounting principles as provided in Section 1.3.

     SUBPART 2.10.  Section 7.1(c).  A new Section 7.1(c) is hereby added to the
                    --------------
Credit Agreement, which section shall read as follows:

          (c) Borrowing Base Certificate.  Within 15 Business Days after the end
              --------------------------
     of each calendar month (but in no event later than the 20th day of such following calendar month), the Borrower shall submit, in form satisfactory to the Agent, a Borrowing Base Certificate as of the last day of the prior month. The certificate shall be signed by a Responsible Officer or by the Borrower's chief executive officer. In addition, the Borrower shall notify the Agent of any account receivable in excess of $25,000 that was included among the Eligible Accounts Receivable shown in the most recently submitted Borrowing Base Certificate but which, for any reason, ceases or fails to qualify as an Eligible Account Receivable, such notification to be given within three (3) Business Days after the Borrower becomes aware of such account's cessation or failure to qualify as an Eligible Account Receivable.

     SUBPART 2.11.  Amendment to Section 7.9.  Subsections (a), (b), (d) and (e)
                    ------------------------
appearing in Section 7.9 of the Credit Agreement are hereby amended and restated in their entireties to read as follows:

          (a) Consolidated Leverage Ratio.  As of the end of each quarter set
              ---------------------------
     forth below, the Consolidated Leverage Ratio for such quarter shall be not greater than the ratios set forth below:


          Quarter Ending           Maximum Ratio
          --------------           -------------

          March 31, 2000           13.60:1.00
          June 30, 2000            10.70:1.00
          September 30, 2000        6.00:1.00
          December 31, 2000         5.20:1.00
          March 31, 2001            4.30:1.00

          (b) Consolidated Fixed Charge Coverage Ratio.  As of the end of each
              ----------------------------------------
     quarter set forth below, the Consolidated Fixed Charge Coverage Ratio for such quarter shall be not less than the ratios set forth below:

          Quarter Ending           Maximum Ratio
          --------------           -------------

          March 31, 2000            1.00:1.00
          June 30, 2000             0.86:1.00
          September 30, 2000        0.95:1.00
          December 31, 2000         0.88:1.00
          March 31, 2001            0.88:1.00

          (d) Consolidated Senior Leverage Ratio.  As of the end of each quarter
              ----------------------------------
     set forth below, the Consolidated Senior Leverage Ratio for such quarter shall be not greater than the ratios set forth below:

          Quarter Ending           Maximum Ratio
          --------------           -------------

          March 31, 2000           10.80:1.00
          June 30, 2000             8.70:1.00
          September 30, 2000        5.00:1.00
          December 31, 2000         4.25:1.00
          March 31, 2001            3.50:1.00

          (e) Capital Expenditures.  The aggregate amount of Capital
              --------------------
     Expenditures for the Consolidated Group shall not exceed $600,000 in any fiscal quarter. Notwithstanding the foregoing, the total aggregate amount of Capital Expenditures for fiscal year 2000 shall not exceed $2,000,000, and the total aggregate amount of Capital Expenditures for the period from January 1, 2001 through July 1, 2001 shall not exceed $1,000,000.

     SUBPART 2.12.  Section 7.9(f).  A new Section 7.9(f) is hereby added to the
                    --------------
Credit Agreement, which section shall read as follows:

          (f) Minimum Consolidated EBITDA.  Consolidated EBITDA for each six-
              ---------------------------
     month period ending on the dates set forth below shall be not less than the amount set forth below:

          Six-Month Period
          Ending                Amount
          ----------------      ----------

          March 31, 2000        $4,106,000
          June 30, 2000         $4,500,000
          September 30, 2000    $4,048,000
          December 31, 2000     $4,810,000
          March 31, 2001        $6,741,000

     SUBPART 2.13.  Amendment to Section 7.16.  Section 7.16 of the Credit
                    -------------------------
Agreement is amended and restated in its entirety to read as follows:

          7.16  Field Examination.  Each of the Credit Parties shall permit the
                -----------------
     Agent (or a third party satisfactory to the Agent) to conduct a written business audit of the accounts receivable, inventory and payables of the Consolidated Group at a frequency to be determined in the sole discretion of the agent; provided that, the Borrower shall not in any one calendar
                   --------
     year be required to pay (a) for more than four such field examinations or
     (b) more than $50,000 in aggregate for any such field examinations. If the results of any of such audits are not satisfactory to the Agent, in its reasonable discretion, the Borrower covenants and agrees to cooperate in good faith with the Agent to develop a plan of action that will correct the deficiencies concerning the accounts receivable, inventory and payables of the Consolidated Group identified by the Agent within 180 days of the completion of such audit.

     SUBPART 2.14.  Amendment to Section 8.1(c).  Section 8.1(c) of the Credit
                    ---------------------------
Agreement is amended to replace the reference to "$2,000,000" with a reference to "$1,000,000."

     SUBPART 2.15.  Deletion of Section 8.1(j).  Section 8.1(j) of the Credit
                    --------------------------
Agreement is deleted in its entirety.

     SUBPART 2.16.  Amendment to Section 8.3(b).  Section 8.3(b) of the Credit
                    ---------------------------
Agreement is amended and restated in its entirety to read as follows:

          (b) Sell, lease, transfer or otherwise dispose of assets, property and/or operations (including any sale-leaseback transaction, but excluding the sale of inventory in the ordinary course of business), other than to another Credit Party.

     SUBPART 2.17.  Amendment to Section 8.3(c).  Section 8.3(c) of the Credit
                    ---------------------------
Agreement is amended and restated in its entirety to read as follows:

          (c) Acquire all or any portion of the capital stock or other ownership interest in any Person which is not a Subsidiary or all or any substantial portion of the assets, property and/or operations of a Person which is not a Subsidiary, without the prior written consent of the Required Lenders.

     SUBPART 2.18.  Amendment to Section 8.3(d).  Section 8.3(d) of the Credit
                    ---------------------------
Agreement is amended and restated in its entirety to read as follows:

          (d) In the case of the Borrower and any Subsidiary, liquidate, wind-up or dissolve, whether voluntarily or involuntarily (or suffer to permit any such liquidation or dissolution).

     SUBPART 2.19.  Amendment to Section 8.9.  Section 8.9 of the Credit
                    ------------------------
Agreement is amended and restated in its entirety to read as follows:

          8.9  Restricted Payments.
               -------------------

          Make or permit any Restricted Payment.

     SUBPART 2.20.  Amendment to Section 9.1(c)(i).  Section 9.1(c)(i) of the
                    ------------------------------
Credit Agreement is amended and restated in its entirety to read as follows:

        (i) Default in the due performance or observance of any term, covenant or agreement contained in Section 7.1(c), 7.3(a), 7.9, 7.11, 7.13 or 8.1 through 8.13, inclusive, or

     SUBPART 2.21.  Amendment to Section 11.1.  Section 11.1 of the Credit
                    -------------------------
Agreement is amended to change the notice addresses for each of the Borrower, the Guarantors and the Agent to the following:

  if to the Borrower or the Guarantors:

          Access Worldwide Communications, Inc.
          4950 Blue Lake Drive, Suite 300
          Boca Raton, Florida 33431
          Attention:  Michael Dinkins
          Telephone:  (561) 226-5000
          Telecopy:     (800) 464-8599

  With a copy to:

          Shapiro, Abrams & Zedeck
          1776 North Pine Island Road, Suite 326
          Fort Lauderdale, Florida 33322
          Telephone:  (954) 523-0900
          Facsimile:  (954) 523-0997
          Attn:  Kenneth W. Shapiro

  if to the Agent:

          Bank of America, N.A.
          8300 Greensboro Drive
          Suite 800
          McLean, Virginia  22102
          Attn:  James W. Harper
          Telephone:  (703) 761-8126
          Telecopy:   (703) 761-8559
  with a copy to:

          Moore & Van Allen, PLLC
          100 North Tryon Street, Floor 47
          Charlotte, North Carolina
          Telephone:  (704) 331-1044
          Telecopy:   (704) 378-2044
          Attn: David L. Eades

     SUBPART 2.22.  Amendment to Section 11.3(b).  Section 11.3(b) of the Credit
                    ----------------------------
Agreement is amended and restated in its entirety to read as follows:

        (b)  Assignments.  Each Lender may assign all or a portion of its
             -----------
     rights and obligations hereunder (including, without limitation, all or a portion of its Commitments or its Loans), pursuant to an assignment agreement substantially in the form of Schedule 11.3(b), to (i) a Lender,
                                            ----------------
     (ii) an affiliate of a Lender or (iii) any other Person (other than the Borrower or an Affiliate of the Borrower) reasonably acceptable to the Agent; provided that (i) any such assignment (other than any assignment to an existing Lender) shall be in a minimum aggregate amount of $5,000,000 (or, if less, the remaining amount of the Commitment being assigned by such Lender) of the Commitments and in integral multiples of $1,000,000 above such amount and (ii) each such assignment shall be of a constant, not varying, percentage of all such Lender's rights and obligations under this Credit Agreement. Any assignment hereunder shall be effective upon delivery to the Agent of written notice of the assignment together with a transfer fee of $3,500 payable to the Agent for its own account from and after the later of (i) the effective date specified in the applicable assignment agreement and (ii) the date of recording of such assignment in the Register pursuant to the terms of subsection (c) below. The assigning Lender will give prompt notice to the Agent and the Borrower of any such assignment. Upon the effectiveness of any such assignment (and after notice to the Borrower as provided herein), the assignee shall become a "Lender" for all purposes of this Credit Agreement and the other Credit Documents and, to the extent of such assignment, the assigning Lender shall be relieved of its obligations hereunder to the extent of the Loans and Commitment components being assigned. Along such lines the Borrower agrees that upon notice of any such assignment and surrender of the appropriate Note or Notes, it will promptly provide to the assigning Lender and to the assignee separate promissory notes in the amount of their respective interests substantially in the form of the original Note (but with notation thereon that it is given in substitution for and replacement of the original Note or any replacement notes thereof). By executing and delivering an assignment agreement in accordance with this Section 11.3(b), the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim; (ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto or the financial condition of any Credit Party or any of their respective Affiliates or the performance or observance by any Credit Party of any of its obligations under this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such assignment agreement; (iv) such assignee confirms that it has received a copy of this Credit Agreement, the other Credit Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such assignment agreement; (v) such assignee will independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement and the other Credit Documents; (vi) such assignee appoints and authorizes the Agent to take such action on its behalf and to exercise such powers under this Credit Agreement or any other Credit Document as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Credit Agreement and the other Credit Documents are required to be performed by it as a Lender.

     SUBPART 2.23.  Amended Form Notice of Borrowing.  Schedule 2.1(b)(i), the
                    --------------------------------
form Notice of Borrowing, is hereby amended, restated and replaced in its entirety by the Schedule 2.1(b)(i) that is attached hereto.

     SUBPART 2.24.  Schedule 7.1(c) - Permitted Foreign Account Debtors.
                    ---------------------------------------------------
Schedule 7.1(c), attached hereto, is hereby added to and made a part of the Credit Agreement. Schedule 7.1(c) shall immediately follow Schedule 6.14 in the Credit Agreement.

     SUBPART 2.25.  Amended Schedule of Indebtedness.  Schedule 8.1, the
                    --------------------------------
Schedule of Indebtedness, is hereby amended, restated and replaced in its entirety by the Schedule 8.1 that is attached hereto.

     SUBPART 2.26.  Termination of Eurodollar Loans.  Notwithstanding anything
                    -------------------------------
in the Credit Agreement to the contrary, the Borrower's rights to draw additional Eurodollar Loans and to convert Base Rate Loans to Eurodollar Loans are hereby terminated.

     SUBPART 2.27.  1999 Audited Financial Statements.  Notwithstanding
                    ---------------------------------
anything in the Credit Agreement to the contrary, the audited financial statements for fiscal year 1999 required by Section 7.1(a) shall not be due until April 15, 2000.

     SUBPART 2.28.  Commitment Fee Calculations.  Exclusively for purposes of
                    ---------------------------
calculating the Commitment Fee, the Aggregate Revolving Committed Amount shall be deemed to have been $17,000,000 from and after January 1, 2000.

     SUBPART 2.29.  Lenders' Consultant.  The Credit Parties shall cooperate
                    -------------------
fully with the Lenders' consultant, The Carl Marks Consulting Group (the

"Lenders' Consultant"), which cooperation shall include, but shall not be
--------------------
limited to, allowing the Lenders' Consultant full reasonable access to observe their respective operations and the opportunity to inspect their respective financial records and projections. Upon demand therefor, the Borrower shall pay all out-of-pocket expenses incurred by the Agent and Lenders for the reasonable fees and expenses of the Lenders' Consultant.

  SUBPART 2.30.  Lock Box Account.
                 ----------------

          (a) As soon as practicable, the Agent and the Credit Parties shall establish a bank account (the "Lock Box Account") under the exclusive
                                    ----------------
     custody and control of the Agent, into which there shall be deposited from time to time the cash proceeds of the Collateral required to be delivered to the Agent pursuant to this Subpart 2.30 or any other provision of the Credit Documents. The Agent and the Credit Parties shall use their best efforts to establish the Lock Box Account by no later than May 4, 2000. All the cash amounts on deposit from time to time in the Lock Box Account shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations (as defined in the Security Agreement) until applied thereto as hereinafter provided.

          (b) From and after the date that the Lock Box Account is established, each Credit Party shall instruct all account debtors and other Persons obligated in respect of the Accounts (as defined in the Security Agreement) to make all payments in respect of the Accounts, and shall use its best efforts to cause such account debtors and other Persons to remit all such payments directly, to the Lock Box Account (if paid by wire transfer) or, if required by the Agent, to a post office box (the "Lock Box") that is
                                                          --------
     subject to the lock box agreement, in form and substance satisfactory to the Agent, for deposit into the Lock Box Account. In addition, each Credit Party agrees that, from and after the date that the Lock Box Account is established, if the proceeds of any Collateral (including the payments made in respect of Accounts) shall be received by it, such Credit Party shall, as promptly as possible, deposit such proceeds into the Lock Box Account. Until so deposited, all such proceeds shall be held in trust by the Credit Parties for the Agent and shall not be commingled with any other funds or property of the Credit Parties. All receipts held in the Lock Boxes shall be remitted daily to a Lock Box Account. All funds deposited into the Lock Box Accounts on any Business Day shall be transferred to the Funding Account (defined below) upon collection. All collected funds deposited into the Funding Account on any Business Day shall be applied by the Agent on the following Business Day to reduce the then outstanding balance of the Revolving Loans and to pay any other outstanding Credit Party Obligations which are then due and payable hereunder; provided that for the purpose of
                                               --------
     determining the availability of Revolving Loans hereunder, such funds deposited into the Funding Account shall be deemed to have reduced the outstanding Revolving Loans on the Business Day such funds were deposited into such account. In furtherance of the objectives of this Subpart 2.30, the Credit Parties hereby agree and consent that the Agent, or its representatives, may communicate directly with account debtors on the Accounts. For purposes of this Subpart 2.30 "Funding Account" means a deposit account established and maintained in the name of the Borrower at Bank of America, N.A., with the Agent named as secured party thereon.

  SUBPART 2.31.  Deposit Accounts. From and after the date hereof, each Credit
                 ----------------
Party shall maintain all of its deposit accounts with the Agent; provided,
                                                                 --------
however, that the Credit Parties shall not be required to deposit into accounts
-------
maintained with the Agent any funds to
which title rests in a third party ("Third-Party Funds"). Should any Credit Party erroneously or for any reason deposit Third-Party Funds into the Lock Box Account or any other account maintained with the Agent, the Agent shall promptly, upon receipt of written notice and request from such Credit Party, return such Third-Party Funds to such Credit Party.

  SUBPART 2.32.  Amendment Fee. On the Amendment Effective Date, the Borrower
                 -------------
shall pay to the Agent, for the benefit of the Lenders, an amendment fee in the amount of $280,000 (the "Amendment Fee").
                         -------------

  SUBPART 2.33.  Monitoring Fees.  On each of July 1, 2000, October 1, 2000,
                 ---------------
January 1, 2001 and April 1, 2001, the Borrower shall pay to the Agent, for the benefit of the Lenders, a fee equal to .25% of the sum of: (i) the Aggregate Revolving Committed Amount and (ii) the outstanding principal balance of the Term Loan on such date.

                                    PART III
                                     WAIVER

          SUBPART 3.1.  Only Events of Default.   Each of the Credit Parties
                        ----------------------
represents to the Agent and to the Lenders that it is not aware of any existing Event of Default other than the Acknowledged Events of Default; and each of the Agent and the Lenders represent to the Credit Parties that it is not aware of any existing Event of Default other than the Acknowledged Events of Default.

         SUBPART 3.2.  Waiver of Acknowledged Events of Default.    The Lenders
                       ----------------------------------------
hereby waive the Acknowledged Events of Default.


                                    PART IV
                          CONDITIONS TO EFFECTIVENESS

  This Amendment shall be and become effective the date upon which the last of the conditions set forth in this Part IV shall have been satisfied (the "Amendment Effective Date").
-------------------------

         SUBPART 4.1. Execution of Counterparts of Amendment.  The Agent
                      --------------------------------------
Agent shall have received executed counterparts (or other evidence of execution, including facsimile signatures, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Lenders.

         SUBPART 4.2. Amendment Fee. The Borrower shall have paid the
                      -------------
Amendment Fee in immediately available funds.

         SUBPART 4.3. Borrowing Base Certificate. The Agent shall have
                      --------------------------
received a Borrowing Base Certificate as of the Amendment Effective Date, in form and substance satisfactory to the Agent and certified by the chief executive officer of the Borrower to be true and correct as of the date thereof.

        SUBPART 4.4.  Legal Opinion.  The Agent shall have received opinions of
                    -------------
counsel for the Credit Parties relating to the Amendment, in form and substance satisfactory to the Agent.

       SUBPART 4.5.  Subordinated Debt Restructure Agreements.  The Agent shall
                     ----------------------------------------
have received copies of the following agreements, fully and duly executed by each party thereto:

  (a)  Ann Holmes/AM Medica Communications, Ltd.
       ----------------------------------------

               (i) A Consulting Agreement in the form of that attached to this Amendment as Exhibit A.

               (ii) An Amendment to Subordinated Note in the form of that attached to this Amendment as Exhibit B.

               (iii) An Amendment to Note Subordination Agreement in the form of that attached to this Amendment as Exhibit C.

               (iv) An Amendment to Contingent Payment Subordination Agreement in the form of that attached to this Amendment as Exhibit D.

               (v) An Amendment to Agreement of Purchase and Sale in the form of that attached to this Amendment as Exhibit E.

               (vi) An Amendment to Subordinated Security Agreement in the form of that attached to this Amendment as Exhibit F.

         (b)  Lee Edelstein/TeleManagement Services, Inc.
              -------------------------------------------

               (i) An Amendment to Subordinated Note in the form of that attached to this Amendment as Exhibit G.

               (ii) An Amendment to Agreement of Purchase and Sale in the form of that attached to this Amendment as Exhibit H.

       SUBPART 4.6. Other Documents.  The Agent shall have received such
                    ---------------
other documents in connection with this Amendment as the Agent may reasonably request on or before the Amendment Effective Date.

      SUBPART 4.7.  Fees and Expenses.  The Borrower shall have reimbursed the
                -----------------
Agent and the Lenders for all reasonable costs and expenses, including reasonable attorneys' fees, incurred by them in connection with or related to the negotiation, drafting and execution of (i) the Forbearance Agreement (including any unexecuted drafts of amendments, extensions and replacements thereof) and (ii) this Amendment.

     SUBPART 4.8.  Accrued Interest; Commitment Fees.  The Borrower shall have
                   ---------------------------------
 paid to the Agent for the benefit of the Lenders all unpaid interest and Commitment Fees accrued through March 31, 2000.


                                     PART V
                                 MISCELLANEOUS

    SUBPART 5.1. Cross-References.  References in this Amendment, to any
                         ----------------
Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

   SUBPART 5.2.  Instrument Pursuant to Credit Agreement; Conflict. This
                 -------------------------------------------------
Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement. If there is any inconsistency or conflict between this Amendment and the Credit Agreement, the provisions of this Amendment shall govern and control.

  SUBPART 5.3.  Representations and Warranties.  Each Credit Party hereby
                ------------------------------
represents and warrants that (i) each Credit Party that is party to this
Amendment: (a) has the requisite corporate power and authority to execute, deliver and perform this Amendment, as applicable, and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment, (ii) the Borrower has no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of its obligations thereunder, or if the Borrower has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment, (iii) the representations and warranties contained in Section 6 of the Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date), (iv) after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement on and as of the date hereof or will occur as a result of the transactions contemplated hereby; (v) the audited financial statements of Borrower for fiscal year ended 1999 will not reflect any material negative variance from Borrower's internally prepared financial statements for fiscal year ended 1999 and (vi), except as specifically set forth in Schedule 8.1 of the Credit Agreement, as amended, no earn-out payments are due any entity by any Credit Party.

  SUBPART 5.4. Liens.  The Borrower and the Guarantors, as applicable,
               -----
affirm the liens and security interests created and granted in the Credit Documents and agree that this Amendment shall in no manner adversely affect or impair such liens and security interest.

  SUBPART 5.5. Acknowledgment of Guarantors.  The Guarantors acknowledge
               ----------------------------
and consent to all of the terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

  SUBPART 5.6. No Other Changes.  Except as expressly modified in this
               ----------------
Amendment, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

  SUBPART 5.7. Counterparts.  This Amendment may be executed by the parties
               ------------
hereto in several counterparts (including facsimile counterparts), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered to the Agent.

  SUBPART 5.8. Entirety.  This Amendment, the Credit Agreement and the other
               --------
Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

  SUBPART 5.9. Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS
               -------------
OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

  SUBPART 5.10. Successors and Assigns.  This Amendment shall be binding
                ----------------------
upon and inure to the benefit of the parties hereto and their respective successors and assigns.

  SUBPART 5.11.  Release.  In consideration of the Lenders' willingness to
                 -------
enter into this Amendment, each of the Credit Parties hereby releases the Agent, the Lenders, and the Agent's and the Lenders' respective officers, employees, affiliates, representatives, agents, counsel, trustees and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.


               [Remainder of this page left blank intentionally.]

     IN WITNESS WHEREOF the Borrower, the Guarantors and the Lenders have caused this Amendment to be duly executed on the date first above written.


BORROWER:            ACCESS WORLDWIDE COMMUNICATIONS, INC.
--------


                     By:
                        --------------------------------
                     Name:
                     Title:

GUARANTORS:          ASH CREEK, INC.
----------

                     By:
                        --------------------------------
                     Name:
                     Title:


                     TLM HOLDINGS, CORP.


                     By:
                        --------------------------------
                     Name:
                     Title:



                     STURGES POND, INC.


                     By:
                        --------------------------------
                     Name:
                     Title:


                     PHOENIX MARKETING GROUP (HOLDINGS), INC.


                     By:
                        --------------------------------
                     Name:
                     Title:


                             [Signatures continue.]

                     TELEMANAGEMENT SERVICES, INC.


                     By:
                        --------------------------------
                     Name:
                     Title:


                     HISPANIC MARKET CONNECTIONS, INC.


                     By:
                        --------------------------------
                     Name:
                     Title:

                     AM MEDICA COMMUNICATIONS, LTD.


                     By:
                        --------------------------------
                     Name:
                     Title:

                     AWWC TEXAS I, L.P.

                     By:
                        --------------------------------
                     Name:
                     Title:



                             [Signatures continue.]

LENDERS:             BANK OF
-------
                     AMERICA, N.A., successor to NationsBank, N.A., individually in its capacity as a Lender and in its capacity as Agent

                     By:
                        --------------------------------
                     Name:
                     Title:


                     FLEET BANK, N.A.

                     By:
                        --------------------------------
                     Name:
                     Title:


                     SUMMIT BANK

                     By:
                        --------------------------------
                     Name:
                     Title:


                     EUROPEAN AMERICAN BANK


                     By:
                        --------------------------------
                     Name:
                     Title:

                               Schedule 2.1(b)(i)
                               ------------------



                          FORM OF NOTICE OF BORROWING

Bank of America, N.A.,
8300 Greensboro Drive
Suite 800
McLean, Virginia  22102
Attention:  James W. Harper


     RE: Credit Agreement dated as of March 12, 1999 (as amended and modified, the "Credit Agreement") among Access Worldwide Communications, Inc.,
               ------ ---------
          the Guarantors and Lenders identified therein and Bank of America, N.A., successor to Bank of America, N.A., as Agent. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Ladies and Gentlemen:

The undersigned hereby gives notice of a request for Revolving Loan pursuant to
Section 2.1(b) of the Credit Agreement or of a request for Swingline Loan pursuant to Section 2.3(b) of the Credit Agreement as follows:

     Revolving Loan
----
     Swingline Loan
----

(A)  Date of Borrowing
     (which is a Business Day)

                                        --------------------------
(B)  Principal Amount of
     Borrowing
                                        ---------------------------
In accordance with the requirements of Section 5.2 of the Credit Agreement, the undersigned Borrower hereby certifies that:

     (a) The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date of this request, and will be true and correct after giving effect to the requested Extension of Credit (except for those which expressly related to an earlier date).

     (b) No Event of Default exists, or will exist after giving effect to the requested Extension of Credit.

     (c) All conditions set forth in Section 2.1 as to the making of Revolving Loans or in Section 2.3 as to the making of Swingline Loans, as appropriate, have been satisfied.

                             Very truly yours,

                             ACCESS WORLDWIDE COMMUNICATIONS, INC.

                     By:
                        --------------------------------
                     Name:
                     Title:

                                Schedule 7.1(c)
                                ---------------

                       PERMITTED FOREIGN ACCOUNT DEBTORS


  Vendor                                        Country
  ------                                        -------
  Astra                                         Sweden
  Astra Zeneca                                  Sweden
  Bayer Coropration                             Germany
  Boehringer Ingleheim                          Germany
  Eisai, Inc.                                   Japan
  Fundacion Solidariadad                        Mexico
  Glaxo, Glaxo Wellcome Plc                     London
  Hoeschst Group                                Germany
  Hoeschst Marion Rousse                        Germany
  Merck                                         Germany
  Novartis                                      Switzerland
  Novo Nordisk                                  Denmark
  Pharmacia & Upjohn                            United Kingdom
  Rohne Poulenc Rorer                           France
  Roche                                         Switzerland
  Schering Plough                               Germany
  Smith klein Beecham                           United Kingdom
  Solvay                                        Belgium
  Solvay Pharmaceuticals                        Belgium
  Warrick                                       Germany
  Zeneca                                        England

                                  Schedule 8.1
                                  ------------

                                  INDEBTEDNESS


                          [TO BE PROVIDED BY BORROWER]